DEED OF VARIATION OF LOAN

Provident Capital Limited
ACN 082 735 573
(Lender)

and

Delta Dawn Pty Limited
ACN 101 140 925
as trustee for the Yarraman Road Unit Trust
(Borrower)

and

Gary Blom
and
Yarraman Estate Pty Limited
ACN 101 141 593
(together referred to as the Guarantor)

Bersten Pain Pty Limited
Level 42, Australia Square, 264-278 George Street, Sydney, NSW 2000
Telephone: (02) 9252 6688 Facsimile: (02) 9252 6699

DEED OF VARIATION OF LOAN

his deed is made on 16 June 2004

BETWEEN	**Provident Capital Limited** ACN 082 735 573 of Level 42, 264-278 George Street, Sydney, New South Wales ('**Lender**')
AND	**Delta Dawn Pty Limited** ACN 101 140 925 as trustee for the Yarraman Road Unit Trust of Level 12, 10 Barrack Street, Sydney, New South Wales ('**Borrower**')
AND	**Gary Blom** of 24 Fairfax Road, Balmoral, New South Wales ('**Blom**') and **Yarraman Estate Pty Limited** ACN 101 141 593 of Level 12, 10 Barrack Street, Sydney, New South Wales ('**Yarraman**') (together referred to as the '**Guarantor**')

BACKGROUND

A. Under a deed of loan dated 24 December 2003 ('**loan deed**') the *Lender* agreed to advance $5,000,000 to the *Borrower*.

B. Under a deed of guarantee dated 24 December 2003 ('**guarantee**') *Blom* guaranteed to the *Lender* the obligations of the *Borrower*.

C. The *Lender* received the following securities under the terms of the *Loan Deed:*

- mortgage by the *Borrower* of folio identifiers 111/750969, 112/750969, 891/590976, auto consol 6788-204 and auto consol 13584-124 together known as "Yarraman Estate", 700 Yarraman Road, Wybong registered as dealing AA306818;
- company charge by the *Borrower* over all its assets and registered as charge number 1009601,

(together called the '**securities**').

D. At the request of the *Borrower* and the *Guarantor* the *Lender* has agreed to provide additional financial accommodation to the *Borrower* on the terms of a deed of loan dated the same date as this deed and on the condition that the *Borrower* and the *Guarantor* enter into this deed with the *Lender*.

OPERATIVE PART

1. Interpretation

In this deed, terms have the same meaning as defined respectively in the *loan deed* and the *securities*, unless the contrary intention appears.

2. Variation of Loan Deed

2.1 This deed is a "related agreement" under the *loan deed* and a default under the provisions of this deed is a default event for the purposes of the *loan deed*.

2.2 With effect from the making of this deed, the *loan deed* will be varied as set out in this deed.

2.3 All other terms of the *loan deed* continue to apply as varied by this deed.

3. Additional Guarantor

With effect from the making of this deed, *Yarraman* guarantees the *Borrower*.

4. Additional Security

4.1 The *Borrower* must provide the *Lender* with a first registered mortgage of folio identifiers 11/875246 and 8/1000247 together known as "Jugiong Vineyard", Warilla via Jugiong as additional security within 30 days after this deed is made, time being of the essence.

4.2 *Yarraman* must provide the *Lender* with a registered company charge over all of its assets as additional security within 30 days after this deed is made, time being of the essence.

4.3 The definition of *specific securities* in clause 1.1 of the *loan deed* is amended to include the additional security provided under this clause 4.

5. Acknowledgements to Continuing Applications

The *Borrower* acknowledges that the *securities* continue to apply to the *Loan Deed* as varied by this deed.

6. Execution Under Power of Attorney

Each person who executes this deed under a power of attorney declares that he or she:

6.0.1 has the authority to execute this deed under the power of attorney without the need for approval or ratification; and

6.0.2 has no knowledge of any revocation of the power of attorney.

7. Governing Law

This deed and the rights and obligations of the parties to it must be construed in accordance with and governed by the laws of the State of New South Wales.

8. Effect as a deed

This document takes effect as a deed from the time that it is made.

EXECUTED as a deed.

Executed for **Provident Capital Limited** ACN 082 735 573 by its attorney Malcolm Phillip Bersten under power of attorney Book 4353 No 221)	Signature of attorney
Tiffany Mc Master Name of witness	Signature of witness

Executed by **Delta Dawn Pty Limited** ACN 101 140 925 as authorised by its Constitution		
Gary Blom Name of officer	Director / Secretary Office held	Signature of officer
Y F.C. KEMPSON Name of officer	Y DIRECTOR Office held	Signature of officer

Executed by **Gary Blom** in the presence of:)	
ROSLYN BEAN Name of witness	Signature of witness

Executed by **Yarraman Estate Pty Limited** ACN 101 141 593 as authorised by its Constitution		
Gary Blom Name of officer	Director / Secretary Office held	Signature of officer
Richard Lazar Name of officer	Director Office held	Signature of officer

8. Effect as a deed

This document takes effect as a deed from the time that it is made.

EXECUTED as a deed.

Executed for **Provident Capital Limited** ACN 082 735 573 by its attorney Malcolm Phillip Bersten under power of attorney Book 4353 No 221)	Signature of attorney
Tiffany McMaster Name of witness	Signature of witness

Executed by **Delta Dawn Pty Limited** ACN 101 140 925 as authorised by its Constitution

Gary Blom Name of officer	Director / Secretary Office held	Signature of officer
V FC KEMPSON Name of officer	DIRECTOR Office held	Signature of officer

Executed by **Gary Blom** in the presence of:)	
GROSLYN BEAN Name of witness	Signature of witness

Executed by **Yarraman Estate Pty Limited** ACN 101 141 593 as authorised by its Constitution

Gary Blom Name of officer	Director / Secretary Office held	Signature of officer
Richard Lazar Name of officer	Director Office held	Signature of officer